ALPHA SELECT FUNDS


                          Supplement dated December 4,
                       2003 to the Statement of Additional
                       Information dated January 31, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

The Statement of Additional Information ("SAI") is being supplemented to reflect changes in the Trust's Board of Trustees. On November 14, 2003, the Board accepted the resignation of Stephen J. Kneeley as Trustee of the Trust. All references to Mr. Kneeley in the SAI are hereby deleted. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees appointed John H. Grady to fill the vacancy on the Board. Accordingly, all references to Stephen
J. Kneeley in his capacity as Trustee are hereby deleted from the SAI. The biographical information for John H. Grady contained on page S-37 is hereby replaced in its entirety with the following:

         JOHN H. GRADY, JR. (DOB 06/01/61) - Interested Trustee, Executive Vice President & Secretary since 2001. General Counsel and Chief Operating Officer of Turner from 2001 to August 2003; currently, Chief Legal Officer. TID President, Chief Operating Officer since September 2001. Partner, Morgan, Lewis & Bockius LLP (law firm) (October 1995-January
         2001).


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


ALP-FS1-002-04